Business Combinations	12 Months Ended
Dec. 31, 2023
Business Combinations [Abstract]
Business Combinations

Note 4 – Business Combinations

Merger with QPhoton, Inc.

On May 19, 2022, the Company, QPhoton, and Yuping Huang, the principal stockholder of QPhoton, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company agreed to acquire QPhoton through a series of merger transactions (collectively with the other transactions contemplated by the Merger Agreement, the “Transaction”). On June 16, 2022, all conditions precedent having been met or waived by the Parties, the Company closed the Transactions. The merger with QPhoton adds to the Company’s portfolio of quantum computing products and enables the Company to offer a wider range of quantum information services. The Company accounted for the Transactions using the acquisition method in accordance with ASC 805, Business Combinations, with the purchase price being allocated to tangible and identifiable intangible assets acquired and liabilities assumed based on their respective estimated fair values on the acquisition date. Fair values were determined using management estimates. The results of QPhoton are included within the consolidated financial statements commencing on the acquisition date.

Pursuant to the Merger Agreement, immediately following the closing of the Transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub I (a wholly owned subsidiary of the Company) merged with and into QPhoton, with QPhoton surviving the merger as a wholly-owned subsidiary of the Company, immediately after which the surviving corporation merged with and into Merger Sub II (also a wholly owned subsidiary of the Company), with Merger Sub II surviving the merger as a wholly-owned subsidiary of the Company (the “Surviving Company”). The merger consideration payable to the stockholders of QPhoton (the “Merger Consideration”) consisted of (i) 5,802,206 shares of the Company’s common stock, par value $0.0001 per share, (ii) 2,377,028 shares of a new series of the Company’s preferred stock, par value $0.0001 per share, designated Series B convertible preferred stock (“Series B Preferred Stock”), and (iii) warrants to purchase up to 7,028,337 shares of Common Stock (the “QPhoton Warrants”). Each share of Series B Preferred Stock converts into 10 shares of the Company’s common stock. On an as-converted basis, the total Merger Consideration consisted of 36,600,823 shares of the company’s common stock. The Merger Consideration for shareholders Yuping Huang and Stevens Institute of Technology was issued in 2022. A third alleged shareholder, BV Advisory, rejected the Merger Consideration and commenced litigation in Delaware Chancery Court (see Note 9, Contingencies – Legal Proceedings, in this Amendment for additional information and Item 3, Legal Proceedings, in the Original Form 10-K for a full discussion), and to date that litigation has not been resolved. Accordingly, as of December 31, 2023 and 2022, we had only issued 32,940,738 shares of the Company’s common stock on an as-converted basis, which includes 26,615,235 shares of common stock and 6,325,503 of the QPhoton Warrants.

and the remaining Merger Consideration for the other stockholder of QPhoton will be issued upon presentation of certain required documents and surrender of their QPhoton shares.

The purchase price was approximately $71.0 million, or $69.9 million net of cash acquired, consisting of Company common stock, Series B Preferred Stock and QPhoton Warrants. The Merger Agreement did not include any contingent consideration, and under ASC 805, transaction costs are required to be expensed so legal and accounting fees incurred for the Transactions were not included in the purchase price. As the Transactions were structured as an exchange of equity securities, the purchase price was calculated based on the fair market value (in this case the Nasdaq closing price) of the total shares of the Company securities payable to the shareholders of the acquired company, QPhoton. The closing price of the Company’s common stock on June 16, 2022 was $2.27 (the “Merger Closing Stock Price”). While the total shares of the Company’s common stock offered for QPhoton on an as-converted basis was 36,600,823, the fair market valuation contemplated 31,299,417 of the shares, which assumed full conversion of the 2,377,028 shares of Series B Preferred Stock to common stock at the 10:1 ratio, and that only 1,726,931 of the 7,028,337 QPhoton Warrants would eventually be exercised to purchase common stock (specifically only the QPhoton Warrants for which the associated Company options and/or warrants had an exercise price at or below $2.27 at the time of the Transaction). The 1,726,931 QPhoton Warrants were valued at the Merger Closing Stock Price. Further, the QPhoton Warrants are treated as a derivative, whose value is tied to future value of the Company’s common stock, and will be marked-to-market on a quarterly basis.

The fair value of the prepaid expenses and security deposits was set at book value, and the fair value of the property and equipment was written up to the purchase cost to reflect the recent purchase dates of the equipment relative to the closing date of the Transactions. To estimate the fair value of the identifiable intangible assets, the Company engaged a third-party valuation expert (the “Third-Party Valuation Expert”), to conduct an independent analysis in line with purchase price accounting standards. The Third-Party Valuation Expert concluded:

●	that there was no fair value attributable to customer relationships due to the lack of current customer contracts;

●	a fair value of $3.25 million attributable to the non-compete agreement with the founder using the with-and-without method, based on a variation of the income approach. The with-and-without methodology employed uses two scenarios to value the non-compete asset: (1) the “with scenario” captures the estimated cash flows from the business if all of the existing assets were in place including the non-compete asset; and (2) the “without scenario” captures the estimated cash flows from the business if all of the existing assets were in place except the non-compete asset. The difference between the two scenarios is attributed to the presumed loss of cash flows without the non-compete asset in place and represents the value of the non-compete agreement;

●	a fair value of $1.0 million attributable to the QPhoton trade name and trademark using the relief from royalty methodology. In the application of the relief from royalty method, the Third-Party Valuation Expert estimated the value of the trade names/trademarks by capitalizing the royalties saved by virtue of the Company owning the trade names/trademarks. In other words, the Company realizes a benefit from owning the intangible asset rather than paying a rent or royalty for the use of the asset;

●	a fair value of $12.7 million attributable to the technology and licensed patents using the relief from royalty methodology. In calculating the fair value of the technology and licensed patents, the Third-Party Valuation Expert followed the same approach as the trade name/trademark analysis.

The Company accepted the Third-Party Valuation Expert’s valuation. Although the valuation analysis was performed in 2023, for the purposes of the consolidated financial statements in this Amendment, the Company has recorded and reported the results of the valuation as of the Closing date, June 16, 2022.

The following table summarizes the purchase price paid and adjusted acquisition date fair values of assets acquired and liabilities assumed by the Company, including the final results of the analysis performed by the Third-Party Valuation Expert for the intangibles (in thousands):

Purchase price
Common stock	$13,171
Series B convertible preferred	53,959
Contingently issuable warrants	3,920
Purchase price	71,050
Less: cash acquired	(1,144)
Purchase price, net of cash acquired	69,906
Less:
Prepaid expenses	16
Property and equipment at cost	116
Security deposits	98
Non-compete agreement with founder	3,251
Trade names and trademarks	1,009
Developed Technology and licensed patents	12,731
Accounts payable and other current liabilities	(2,888)
Goodwill	$55,573

The amount allocated to goodwill and intangible assets reflects the benefits the Company expected to realize from the growth of the acquisition’s operations.

Note Purchase Agreement – the Company and QPhoton

On February 18, 2022, the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with QPhoton, pursuant to which the Company agreed to loan money to QPhoton using two unsecured promissory notes (each, a “Note”), each in the principal amount of $1.25 million, subject to the terms and conditions of the Note Purchase Agreement. Also, on February 18, 2022, pursuant to the terms of the Note Purchase Agreement, the Company loaned the principal amount of $1.25 million to QPhoton. On April 1, 2022, pursuant to the terms of the Note Purchase Agreement, the Company loaned the principal amount of $1.25 million to QPhoton, for a total loan under the two Notes of $2.5 million.

The Note Purchase Agreement contains customary representations and warranties by QPhoton and the Company, as well as a “most favored nations” provision for the benefit of the Company. The Notes issued under the Note Purchase Agreement, including the Notes issued on February 18, 2022 and April 1, 2022, provide that the indebtedness evidenced by the applicable Note bears simple interest at the rate of 6% per annum (or 15% per annum during the occurrence of an event of default, as defined in the Notes), and becomes due and payable in full on the earlier of (i) March 1, 2023, subject to extension by one year at the option of QPhoton, (ii) a change of control (as defined in the Notes) of QPhoton or (iii) an event of default. As a result of the merger, the Note and accrued interest is eliminated through consolidation. However, the two Notes were not forgiven or converted to equity and remain outstanding under the terms and conditions of the Note Purchase Agreement.